Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES:
As a partnership, we are not subject to U.S. federal income tax and most state income taxes. However, the partnership conducts certain activities through corporate subsidiaries which are subject to federal and state income taxes. The components of the federal and state income tax expense (benefit) of our taxable subsidiaries were summarized as follows:

	Years Ended December 31,
	2012	2011	2010
Current expense (benefit):
Federal	$(3)	$(1)	$1
State	6	17	9
Total	3	16	10
Deferred expense:
Federal	41	—	3
State	10	1	1
Total	51	1	4
Total income tax expense from continuing operations	$54	$17	$14

Historically, our effective tax rate differed from the statutory rate primarily due to partnership earnings that are not subject to U.S. federal and most state income taxes at the partnership level. The completion of the Southern Union, Sunoco and Holdco transactions (see Note 3) significantly increased the activities conducted through corporate subsidiaries. A reconciliation of income tax expense (benefit) at the U.S. statutory rate to the income tax expense (benefit) attributable to continuing operations for the year ended December 31, 2012 is a as follows:

	Holdco (1)	Other Corporate Subsidiaries (2)	Partnership (3)	Consolidated
Income tax expense (benefit) at U.S. statutory rate of 35%	$(1)	$(3)	$—	$(4)
Increase (reduction) in income taxes resulting from:
Nondeductible executive compensation	28	—	—	28
State income taxes (net of federal income tax effects)	9	—	2	11
Other	17	2	—	19
Income Tax from continuing operations	$53	$(1)	$2	$54

(1)	Holdco, which was formed via the Sunoco Merger and the Holdco transactions (see Note 3), includes Sunoco and Southern Union and their subsidiaries.

(2)
Includes Oasis Pipeline Company, Pueblo Holdings Inc. (Pueblo), Inland Corporation, Mid-Valley Pipeline Company and West Texas Gulf Pipeline Company. The latter three entities were acquired in the Sunoco transaction.

(3)	Includes Energy Transfer Equity, L.P. and its subsidiaries that are classified as pass-through entities for federal income tax purposes.
Deferred taxes result from the temporary differences between financial reporting carrying amounts and the tax basis of existing assets and liabilities. The table below summarizes the principal components of the deferred tax assets (liabilities) as follows:

	December 31,
	2012	2011
Deferred tax assets:
Net operating losses and alternative minimum tax credit	$270	$4
Pension and other postretirement benefits	127	—
Long term debt	117	—
Other	290	4
Total deferred income tax assets	804	8
Valuation allowance	(94)	(3)
Net deferred income tax assets	710	5
Deferred income tax liabilities:
Properties, plants and equipment	(2,026)	(147)
Inventory	(516)	—
Investments in unconsolidated affiliates	(1,543)	(72)
Trademarks	(192)	—
Other	(129)	—
Total deferred income tax liabilities	(4,406)	(219)
Net deferred income tax liability	(3,696)	(214)
Less: current portion of deferred income tax asset (liabilities)	(130)	3
Accumulated deferred income taxes	$(3,566)	$(217)
The completion of the Southern Union, Sunoco and Holdco transactions (see Note 3) significantly increased the deferred tax assets (liabilities). The table below provides a rollforward of the net deferred income tax liability as follows:

December 31,
2012
Net deferred income tax liability, beginning of year	$(214)
Southern Union acquisition	(1,428)
Sunoco acquisition	(1,989)
Tax provision (including discontinued operations)	(62)
Other	(3)
Net deferred income tax liability	$(3,696)

Holdco and other corporate subsidiaries have gross federal net operating loss carryforwards of $368 million, of which $1 million, $3 million, $18 million, $40 million and $306 million will expire in 2028, 2029, 2030, 2031 and 2032, respectively. Holdco has $37 million of federal alternative minimum tax credit which do not expire. Holdco and other corporate subsidiaries have state net operating loss carryforward benefits of $104 million, net of federal tax which expire between 2013 and 2032. The valuation allowance is applicable to the federal net operating loss benefits and state net operating loss benefits of $4 million and $90 million, respectively. The valuation allowance of $90 million for state net operating loss benefits is applicable to Sunoco pre-acquisition periods. The valuation for federal net operating loss benefits increased $1 million in 2012.
The following table sets forth the changes in unrecognized tax benefits:

	Years Ended December 31,
	2012	2011	2010
Balance at beginning of year	$2	$2	$1
Additions attributable to acquisitions	28	—	—
Additions attributable to tax positions taken in the current year	—	1	—
Additions attributable to tax positions taken in prior years	—	—	1
Lapse of statute	(3)	(1)	—
Balance at end of year	$27	$2	$2

As of December 31, 2012, we have $24 million ($16 million after federal income tax benefits) related to tax positions which, if recognized, would impact our effective tax rate. We believe it is reasonably possible that its unrecognized tax benefits may be reduced by $5 million ($3 million, net of federal tax) within the next 12 months due to settlement of certain positions.
Our policy is to accrue interest expense and penalties on income tax underpayments (overpayments) as a component of income tax expense. During 2012, we recognized interest and penalties of less than $1 million. At December 31, 2012, we have interest and penalties accrued of $5 million, net of tax.
In general, ETE and its subsidiaries are no longer subject to examination by the Internal Revenue Service for tax years prior to 2009, except Sunoco, Regency and Pueblo which are no longer subject to examination by the IRS for tax years prior to 2007 and Southern Union which is no longer subject to examination by the IRS for tax years prior to and 2004.
Sunoco has been examined by the IRS for the 2007 and 2008 tax years, however, the statutes remain open for both of these tax years due to carryback of net operating losses.  Southern Union is under examination for the tax years 2004 through 2009. As of December 31, 2012, the IRS has proposed only one adjustment for the years under examination. For the 2006 tax year, the IRS is challenging $545 million of the $690 million of deferred gain associated with a like kind exchange involving certain assets of its distribution operations and its gathering and processing operations. We will vigorously defend and believe Southern Union’s tax position will prevail against this challenge by the IRS. Accordingly, no unrecognized tax benefit has been recorded with respect to this tax position.  Regency and Pueblo are also under examination by the IRS for the 2007 and 2008 and the 2007 to 2009 tax years, respectively. The IRS has proposed adjustments in both of these examinations which are under review at the Appeals level. We believe Regency and Pueblo will prevail against this challenge by the IRS. Accordingly, no unrecognized tax benefit has been recorded with respect to these tax positions. Neither of the proposed adjustments with respect to Regency or Pueblo would have a material impact upon our financial statements.
ETE and its subsidiaries also have various state and local income tax returns in the process of examination or administrative appeal in various jurisdictions. We believe the appropriate accruals or unrecognized tax benefits have been recorded for any potential assessment with respect to these examinations.